SUPPLEMENT DATED FEBRUARY 28, 2020 TO
THE CURRENT STATEMENT OF ADDITIONAL INFORMATION
OF VANECK VECTORS ETF TRUST
This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) for VanEck Vectors® ETF Trust (the “Trust”) regarding VanEck Vectors Fallen Angel High Yield Bond ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus and SAI free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.
At a meeting held on February 26, 2020, the Board of Trustees (the “Board”) of the Trust considered and approved changes to the Fund, including changing the Fund’s benchmark index and its investment policy regarding diversification status.
Accordingly, effective immediately, all references to “ICE BofAML US Fallen Angel High Yield Index” in the SAI are hereby deleted and replaced with “ICE US Fallen Angel High Yield 10% Constrained Index.”

In connection with the changes to the Fund's investment policy regarding diversification status, effective immediately, an asterisk is added next to “Fallen Angel High Yield Bond ETF” in the "Classification as Diversified and Non-Diversified" table included under the heading “General Description of the Trust” and the footnote to such table is hereby deleted in its entirety and replaced with the following:

* Each of VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors Morningstar International Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors Morningstar International Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.

Additionally, effective immediately, the fourth full paragraph on page 15 of the SAI is hereby deleted in its entirety and replaced with the following:

With respect to fundamental restriction 4, each of VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors Morningstar International Moat ETF intends to be diversified in approximately the same proportion as its underlying index is diversified. Each of VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors Morningstar International Moat ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of its underlying index.

Please retain this supplement for future reference.